CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Denis Curran, President of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 7, 2004                         /S/ DENIS CURRAN
     -------------------------------          ----------------------------------
                                              Denis Curran, President
                                              (principal executive officer)



I, Lelia Long, Treasurer of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 7, 2004                          /S/ LELIA LONG
     -------------------------------           ---------------------------------
                                               Lelia Long, Treasurer
                                               (principal financial officer)